TradersAI Large Cap Equity & Cash ETF

Schedule of Investments

May 31, 2025 (Unaudited)

MONEY MARKET FUND - 0.9%	Shares	Value
Money Market Funds - 0.9%
First American Government Obligations Fund - Class X, 4.22%(a)	7,677	$7,677

TOTAL MONEY MARKET FUND (Cost $7,677)		7,677

TOTAL INVESTMENTS - 0.9% (Cost $7,677)		$7,677
Other Assets in Excess of Liabilities - 99.1%		840,516
TOTAL NET ASSETS - 100.0%		$848,193

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

TradersAI Large Cap Equity & Cash ETF

Schedule of Written Options Contracts

May 31, 2025 (Unaudited)

WRITTEN OPTIONS - (5.5)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (4.6)%
E-mini S&P 500 Index, Expiration: 6/9/25; Exercise Price: $5,880.00	$(59,160)	(10)	$(39,125)
			(39,125)
Put Options – (0.9)%
E-mini S&P 500 Index, Expiration: 6/20/25; Exercise Price: $5,930.00	(11,939)	(2)	(7,350)
			(7,350)

TOTAL WRITTEN OPTIONS (Premiums received $37,783)			$(46,475)

(a)	100 shares per contract.
(b)	Exchange-traded.

TradersAI Large Cap Equity & Cash ETF

Schedule of Futures Contracts

May 31, 2025 (Unaudited)

The TradersAI Large Cap Equity & Cash ETF had the following futures contracts outstanding with Interactive Brokers LLC:

FUTURES CONTRACTS - (2.6)%
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
S&P 500 Index	10	06/20/25	$2,958,000	$(21,394)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
E-Mini S&P 500	(6)	09/19/25	(1,790,775)	(614)

Net Unrealized Appreciation (Depreciation)				$(22,008)